Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Keith G. Huckerby, President of Penn Series Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 4, 2022	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

I, Steven Viola, Treasurer of Penn Series Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 4, 2022	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)